UBS PACESM Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2008

October 30, 2009

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Large Co Growth Equity Investments (the "fund"). SSgA Funds Management, Inc. ("SSgA FM"), one of the fund's investment advisors, recently made changes to the portfolio management team responsible for managing the portion of the fund that SSgA FM advises. In particular, Nick de Peyster, one of the two portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to SSgA FM, no longer serves as a portfolio manager, and J. Lee Montag recently has assumed responsibilities as one of the primary portfolio managers for the fund. Brian Shannahan continues to serve as a primary portfolio manager.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

All references to "Nick de Peyster" and "Mr. de Peyster" in the Prospectuses and SAI are hereby deleted in their entirety.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Large Co Growth Equity Investments" beginning on page 128 of the Multi-Class Prospectus and page 127 of the Class P Prospectus is revised by replacing the fifth and sixth full paragraphs of that section in their entirety with the following:

SSgA FM uses a team approach in its management of its share of the fund's assets. J. Lee Montag and Brian Shannahan are the portfolio managers primarily responsible for the day-to-day management of the fund's assets allocated to SSgA FM. Messrs. Montag and Shannahan have held their fund responsibilities since October 2009 and September 2008, respectively.

Mr. Montag is a vice president of SSgA and a senior portfolio manager for the US Active Quantitative Equity Team. He possesses substantial experience in developing quantitative strategies and managing investment portfolios using quantitative disciplines. Mr. Montag began his investment career in 1997 as an equity analyst and has been a portfolio manager since 1999. Prior to joining SSgA in 2007, he managed large cap growth portfolios for Putnam Investments and Panagora Asset Management and co-managed a hedge fund for Morgan Stanley Alternative Investments.

ZS-393

The section captioned "Portfolio managers" and sub-headed "SSgA Funds Management, Inc." beginning on page 167 of the SAI is revised by replacing the first full paragraph and the table providing information relating to other accounts managed by SSgA FM's portfolio management team of that section in their entirety with the following:

SSgA FM uses a team approach in managing its portion of the fund's portfolio. J. Lee Montag and Brian Shannahan, CFA are primarily responsible for the day-to-day management of the fund's assets allocated to SSgA FM. The following table provides information relating to other accounts managed by SSgA FM's U.S. Active Quantitative Equity Team as of July 31, 2009:*

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	6	16	158
Number of Accounts Managed with Performance-Based Advisory Fees	0	2	1
Assets Managed (in millions)	$299	$2,035	$46,094
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$870	$60

*  The table above shows all accounts managed by the U.S. Active Quantitative Equity Team, which includes accounts of SSgA FM and other investment management affiliates of State Street Corporation.

The section captioned "Portfolio managers" and sub-headed "SSgA Funds Management, Inc." beginning on page 167 of the SAI is revised by replacing the last full paragraph of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2009, none of SSgA FM's portfolio managers owned any shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.